TRANSAMERICA PRINCIPIUMSM III VARIABLE ANNUITY
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B

And

TRANSAMERICA PRINCIPIUMSM IV VARIABLE ANNUITY	TRANSAMERICA PRINCIPIUMSM III VARIABLE ANNUITY
Issued by
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA BNY

Supplement dated October 1, 2026
To the
Prospectus dated May 1, 2026

Effective on or about November 1, subject to shareholder approval, based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica Madison Diversified Income VP	Transamerica Multi-Managed Moderately Conservative VP	Madison Asset Management, LLC	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC

There is no change to the fund’s investment objective.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.
Please read this Supplement carefully and retain it for future reference.